Supplement to the
Fidelity® Variable Insurance Products
Bond Index Portfolio
Initial Class, Service Class, and Service Class 2
April 30, 2025
Prospectus

The following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Van Eswara (Co-Portfolio Manager) has managed the fund since 2025.
The following information supplements the biographical information found in the "Fund Management" section under the "Portfolio Manager(s)" heading.
Van Eswara is Co-Portfolio Manager of VIP Bond Index Portfolio, which he has managed since 2025. He also manages other funds. Since joining Fidelity Investments in 2003, Mr. Eswara has worked as a trader and portfolio manager.
VUSB-PSTK-1025-103 1.9900308.103	October 1, 2025